                                                                       EXHIBIT H

                                                CONECTIV INTERNAL CORRESPONDENCE

--------------------------------------------------------------------------------


            To:   Art Agra, Director of Finance - Energy Supply

          From:   Dan Dougherty, Manager of Finance - Generation

          Date:   April 2, 1999

       Subject: Mickelton Combustion Turbine Equipment - Appraisal and Recommendation to Purchase

       The purpose of this memo is to inform you of the results of an appraisal and valuation study recently completed for the Mickelton CT Equipment and a recommendation to make an offer to purchase this equipment from the lessor (CIPSCO) as the current lease expires on July 2, 1999.

                             Appraisal and Valuation

Discounted Cash Flow Valuation

       The first appraisal and valuation approach used for the Mickelton equipment was "Discounted Cash Flow" (DCF). Under this approach free cash flows related to the equipment were estimated and discounted back to today's dollars based on Conectiv's after tax cost of capital. Attachments 1-3 to this memo are the DCF valuations that establish a price range for the equipment. Below are the key assumptions and results from the DCF Valuation:

                                                                             Low                     Base                    High
                                                                             Case                    Case                    Case
                                                                             ----                    ----                    ----
                                           Remaining Life in Years            11                      11                      11
                     Market Price of Capacity ($/kW yr. In year 1)            32                      32                      38
Annual Escalation rate for Capacity Price                                     0%                      4%                      4%
                          Major Maintenance Costs in Year 2 ($000)            1,500                   500                     500
                                   Value of Equipment in million $            8.8                     10.6                    12.2
                                          Installed capacity in kW            59,000                  59,000                  59,000
                                      Value of Equipment in $ / kW            149                     180                     207

The DCF valuations resulted in a range of $8.8 million to $12.2 million for the equipment which equates to a value of $149-$207 per kilowatt of installed capacity.

Comparable Sales Valuation

       The second appraisal and valuation approach used was "Comparable Sales". Under this approach there were two sources utilized to determine the value of the Mickelton CT equipment.

       The first source was a sales offer received by the Atlantic City Electric Company ("ACE") for Worthington GG4A-7 Twin Pac units. This sales offer was received from Jet Turbine Operations on February 11, 1997. The sales price offered was $198-$270 per kilowatt of installed capacity.

                                                                       EXHIBIT H

       The second source of information for the comparable sales valuation was a listing of recent transactions for gas turbine equipment as detailed at the following URL: http://www.gas-turbines.com. Attachment 4 to this memo is a hardcopy printout of the price listing from this website. The prices shown are from actual transactions that have occurred as reported by the purchaser of the equipment. The prices from this listing range from $183-$829 per kilowatt and the average price paid was $342 per kW of installed capacity.

                           Recommendation to Purchase

       Based on preliminary negotiations with the lessor and the appraisal and valuation detailed above, I recommend that ACE make an offer to purchase the Mickelton combustion turbine equipment for $8.3 million. An $8.3 million purchase price would result in a price of $141 per kW of installed capacity. The following is a summary of this recommended purchase price versus the results from the appraisal and valuation study detailed above:

                                                                     $ / kW of installed capacity
          Recommended purchase price                                              $141
          DCF valuation price                                                 $149-$207
          Sales offer received on CT equipment                                $198-$270
          Recent transactions valuation price                                     $342

This comparison shows that the recommended purchase price of $8.3 million is in the best interest of ACE.

       If you have any questions regarding this appraisal or recommendation, contact me to let me know.

                                                                    ATTACHMENT 1
                                                              LOW CASE VALUATION

MICKELTON DCF VALUATION

Inflation                        2.2%
Capacity Escalation              0.0%

Tax Rate                        40.9%


Hurdle Rate                     10.0%
--------------------------------------
PRICE PAID (000)              $ 8,300
--------------------------------------

11 YEARS CASE: CAPACITY FLAT, & O&M HIGHER BY $1 M IN YEAR 2

--------------------------------------------------
NET PRESENT VALUE                             515
IRR                                         11.6%
--------------------------------------------------

-----------------------------------------------------------------
OVERHAUL COSTS                                             3,700

SHIPPING COSTS                                               350
                                                         -------
   TOTAL COST OF NOT EXERCISING BUY OPTION                 4,050
-----------------------------------------------------------------

($ 000)
Project Year                                                -1           1            2           3            4            5
                                                            --           -            -           -            -            -
Market Price of Capacity ($/kw yr)                                     $ 32.00     $ 32.00      $ 32.00      $ 32.00     $ 32.00
Capacity Rating (MW)                                                        59          59           59           59          59
                                                                            --          --           --           --          --
Capacity Revenue                                                         1,888       1,888        1,888        1,888       1,888
Net Energy Revenue                                                           -           -            -            -           -
Ancillary Service Revenue (Net)                                              -           -            -            -           -
                                                                       -------     -------      -------      -------     -------
Total Net Revenue                                                        1,888       1,888        1,888        1,888       1,888

O&M                                                                       (300)       (307)        (313)        (320)       (327)
Major Maintenance                                                            -      (1,500)           -            -           -
Environmental Costs                                                        (70)        (70)         (70)         (70)       (100)
Other Expenses                                                             (75)          -            -            -           -
                                                                       -------     -------      -------      -------     -------
   Total Expenses                                                         (445)     (1,877)        (383)        (390)       (427)

PBIT                                                                     1,443          11        1,505        1,498       1,461

Taxes Paid                                                                (589)         (5)        (615)        (612)       (597)

Tax Depreciation Schedule (15 yr. 150% DDB)                               5.0%        9.5%         8.6%         7.7%        6.9%
Tax Depreciation Shield-Turbine                                            170         322          290          261         235
Tax Depreciation Shield-Envn & other                                         -           5           15           18          17

Investment                                                 (8,300)           -        (250)        (250)           -           -
Avoided Costs                                               2,396

After Tax Free Cash Flow                                   (5,904)       1,023          84          945        1,165       1,116


NPV COMPONENTS

Revenue                                                    12,263
O&M & other expenses                                       (3,996)
Taxes                                                      (3,377)
Depreciation Shield                                         1,924
Avioded Cost                                                2,396

Investment                                                 (8,694)
                                                          -------

NET PRESENT VALUE                                             515
VALUE OF EQUIPMENT ($ 000)                                  8,815
VALUE OF EQUIPMENT ($ / KW)                                   149
RECOMMENDED PURCHASE PRICE ($ / KW)                           141


($ 000)
Project Year                                                 6            7            8           9            10          11
                                                             -            -            -           -            --          --
Market Price of Capacity ($/kw yr)                         $ 32.00      $ 32.00     $ 32.00      $ 32.00      $ 32.00     $ 32.00
Capacity Rating (MW)                                            59           59          59           59           59          59
                                                                --           --          --           --           --          --
Capacity Revenue                                             1,888        1,888       1,888        1,888        1,888       1,888
Net Energy Revenue                                               -            -           -            -            -           -
Ancillary Service Revenue (Net)                                  -            -           -            -            -           -
                                                           -------      -------     -------      -------      -------     -------
Total Net Revenue                                            1,888        1,888       1,888        1,888        1,888       1,888

O&M                                                           (334)        (342)       (349)        (357)        (365)       (373)
Major Maintenance                                                -            -           -            -            -           -
Environmental Costs                                           (100)        (100)       (100)        (100)        (100)       (100)
Other Expenses                                                   -            -           -            -            -           -
                                                           -------      -------     -------      -------      -------     -------
   Total Expenses                                             (434)        (442)       (449)        (457)        (465)       (473)

PBIT                                                         1,454        1,446       1,439        1,431        1,423       1,415

Taxes Paid                                                    (594)        (591)       (588)        (585)        (581)       (578)

Tax Depreciation Schedule (15 yr. 150% DDB)                   6.2%         5.9%        5.9%         5.9%         5.9%       32.5%
Tax Depreciation Shield-Turbine                                211          200         200          200          200       1,101
Tax Depreciation Shield-Envn & other                            15           13          12           12           12          84

Investment                                                       -            -           -            -            -           -
Avoided Costs
After Tax Free Cash Flow                                     1,086        1,069       1,063        1,059        1,054       2,023


NPV COMPONENTS

Revenue
O&M & other expenses
Taxes
Depreciation Shield
Avioded Cost

Investment

NET PRESENT VALUE
VALUE OF EQUIPMENT ($ 000)
VALUE OF EQUIPMENT ($ / KW)
RECOMMENDED PURCHASE PRICE ($ / KW)

                                                                    ATTACHMENT 2
                                                             BASE CASE VALUATION

MICKELTON DCF VALUATION

Inflation                                       2.2%
Capacity Escalation                             4.0%

Tax Rate                                       40.9%


Hurdle Rate                                    10.0%
-----------------------------------------------------
PRICE PAID (000)                             $ 8,300
-----------------------------------------------------

11 YEARS                 CASE:        REFERENCE

--------------------------------------------------
NET PRESENT VALUE                           2,321
IRR                                         16.8%
--------------------------------------------------

----------------------------------------------------------------------------
OVERHAUL COSTS                                                        3,700

SHIPPING COSTS                                                          350
                                                                    -------
   TOTAL COST OF NOT EXERCISING BUY OPTION                            4,050
----------------------------------------------------------------------------

($ 000)
Project Year                                                -1           1            2           3            4            5
                                                            --           -            -           -            -            -
Market Price of Capacity ($/kw yr)                                     $ 32.00     $ 33.28      $ 34.61      $ 36.00     $ 37.44
Capacity Rating (MW)                                                        59          59           59           59          59
                                                                            --          --           --           --          --
Capacity Revenue                                                         1,888       1,964        2,042        2,124       2,209
Net Energy Revenue                                                           -           -            -            -           -
Ancillary Service Revenue (Net)                                              -           -            -            -           -
                                                                       -------     -------      -------      -------     -------
Total Net Revenue                                                        1,888       1,964        2,042        2,124       2,209

O&M                                                                       (300)       (307)        (313)        (320)       (327)
Major Maintenance                                                            -        (500)           -            -           -
Environmental Costs                                                        (70)        (70)         (70)         (70)       (100)
Other Expenses                                                             (75)          -            -            -           -
                                                                       -------     -------      -------      -------     -------
   Total Expenses                                                         (445)       (877)        (383)        (390)       (427)

PBIT                                                                     1,443       1,087        1,659        1,734       1,781

Taxes Paid                                                                (589)       (444)        (678)        (708)       (728)

Tax Depreciation Schedule (15 yr. 150% DDB)                               5.0%        9.5%         8.6%         7.7%        6.9%
Tax Depreciation Shield-Turbine                                            170         322          290          261         235
Tax Depreciation Shield-Envn & other                                         -           5           15           18          17

Investment                                                 (8,300)           -        (250)        (250)           -           -
Avoided Costs                                               2,396

After Tax Free Cash Flow                                   (5,904)       1,023         720        1,036        1,305       1,305


NPV COMPONENTS

Revenue                                                    14,488
O&M & other expenses                                       (3,169)
Taxes                                                      (4,624)
Depreciation Shield                                         1,924
Avioded Cost                                                2,396

Investment                                                 (8,694)
                                                          -------

NET PRESENT VALUE                                           2,321
VALUE OF EQUIPMENT ($ 000)                                 10,621
VALUE OF EQUIPMENT ($ / KW)                                   180
RECOMMENDED PURCHASE PRICE ($ / KW)                           141


($ 000)
Project Year                                                 6            7            8           9            10          11
                                                             -            -            -           -            --          --
Market Price of Capacity ($/kw yr)                         $ 38.93      $ 40.49     $ 42.11      $ 43.79      $ 45.55     $ 47.37
Capacity Rating (MW)                                            59           59          59           59           59          59
                                                                --           --          --           --           --          --
Capacity Revenue                                             2,297        2,389       2,484        2,584        2,687       2,795
Net Energy Revenue                                               -            -           -            -            -           -
Ancillary Service Revenue (Net)                                  -            -           -            -            -           -
                                                           -------      -------     -------      -------      -------     -------
Total Net Revenue                                            2,297        2,389       2,484        2,584        2,687       2,795

O&M                                                           (334)        (342)       (349)        (357)        (365)       (373)
Major Maintenance                                                -            -           -            -            -           -
Environmental Costs                                           (100)        (100)       (100)        (100)        (100)       (100)
Other Expenses                                                   -            -           -            -            -           -
                                                           -------      -------     -------      -------      -------     -------
   Total Expenses                                             (434)        (442)       (449)        (457)        (465)       (473)

PBIT                                                         1,863        1,947       2,035        2,127        2,222       2,322

Taxes Paid                                                    (761)        (795)       (831)        (869)        (908)       (948)

Tax Depreciation Schedule (15 yr. 150% DDB)                   6.2%         5.9%        5.9%         5.9%         5.9%       32.5%
Tax Depreciation Shield-Turbine                                211          200         200          200          200       1,101
Tax Depreciation Shield-Envn & other                            15           13          12           12           12          84

Investment                                                       -            -           -            -            -           -
Avoided Costs

After Tax Free Cash Flow                                     1,328        1,365       1,416        1,470        1,527       2,559


NPV COMPONENTS

Revenue
O&M & other expenses
Taxes
Depreciation Shield
Avioded Cost

Investment

NET PRESENT VALUE
VALUE OF EQUIPMENT ($ 000)
VALUE OF EQUIPMENT ($ / KW)
RECOMMENDED PURCHASE PRICE ($ / KW)

                                                                    ATTACHMENT 3
                                                             HIGH CASE VALUATION

MICKELTON DCF VALUATION

Inflation                                          2.2%
Capacity Escalation                                4.0%

Tax Rate                                          40.9%


Hurdle Rate                                       10.0%
--------------------------------------------------------
PRICE PAID (000)                                $ 8,300

--------------------------------------------------------

11 YEARS                 CASE:        HIGHER CAPACITY PRICE ($38)

--------------------------------------------------
NET PRESENT VALUE                           3,927
IRR                                         21.1%
--------------------------------------------------

----------------------------------------------------------------------------
OVERHAUL COSTS                                                        3,700

SHIPPING COSTS                                                          350
                                                                    -------
   TOTAL COST OF NOT EXERCISING BUY OPTION                            4,050
----------------------------------------------------------------------------

($ 000)
Project Year                                                -1           1            2           3            4            5
                                                            --           -            -           -            -            -
Market Price of Capacity ($/kw yr)                                     $ 38.00     $ 39.52      $ 41.10      $ 42.74     $ 44.45
Capacity Rating (MW)                                                        59          59           59           59          59
                                                                            --          --           --           --          --
Capacity Revenue                                                         2,242       2,332        2,425        2,522       2,623
Net Energy Revenue                                                           -           -            -            -           -
Ancillary Service Revenue (Net)                                              -           -            -            -           -
                                                                       -------     -------      -------      -------     -------
Total Net Revenue                                                        2,242       2,332        2,425        2,522       2,623

O&M                                                                       (300)       (307)        (313)        (320)       (327)
Major Maintenance                                                            -        (500)           -            -           -
Environmental Costs                                                        (70)        (70)         (70)         (70)       (100)
Other Expenses                                                             (75)          -            -            -           -
                                                                       -------     -------      -------      -------     -------
   Total Expenses                                                         (445)       (877)        (383)        (390)       (427)

PBIT                                                                     1,797       1,455        2,042        2,132       2,196

Taxes Paid                                                                (734)       (594)        (834)        (871)       (897)

Tax Depreciation Schedule (15 yr. 150% DDB)                               5.0%        9.5%         8.6%         7.7%        6.9%
Tax Depreciation Shield-Turbine                                            170         322          290          261         235
Tax Depreciation Shield-Envn & other                                         -           5           15           18          17

Investment                                                 (8,300)           -        (250)        (250)           -           -
Avoided Costs                                               2,396

After Tax Free Cash Flow                                   (5,904)       1,232         938        1,262        1,540       1,550


NPV COMPONENTS

Revenue                                                    17,205
O&M & other expenses                                       (3,169)
Taxes                                                      (5,733)
Depreciation Shield                                         1,924
Avioded Cost                                                2,396

Investment                                                 (8,694)
                                                          -------

NET PRESENT VALUE                                           3,927
VALUE OF EQUIPMENT ($ 000)                                 12,227
VALUE OF EQUIPMENT ($ / KW)                                   207
RECOMMENDED PURCHASE PRICE ($ / KW)                           141

($ 000)
Project Year                                                  6            7            8           9            10          11
                                                              -            -            -           -            --          --
Market Price of Capacity ($/kw yr)                          $ 46.23      $ 48.08     $ 50.01      $ 52.01      $ 54.09     $ 56.25
Capacity Rating (MW)                                             59           59          59           59           59          59
                                                                 --           --          --           --           --          --
Capacity Revenue                                              2,728        2,837       2,950        3,068        3,191       3,319
Net Energy Revenue                                                -            -           -            -            -           -
Ancillary Service Revenue (Net)                                   -            -           -            -            -           -
                                                            -------      -------     -------      -------      -------     -------
Total Net Revenue                                             2,728        2,837       2,950        3,068        3,191       3,319

O&M                                                            (334)        (342)       (349)        (357)        (365)       (373)
Major Maintenance                                                 -            -           -            -            -           -
Environmental Costs                                            (100)        (100)       (100)        (100)        (100)       (100)
Other Expenses                                                    -            -           -            -            -           -
                                                            -------      -------     -------      -------      -------     -------
   Total Expenses                                              (434)        (442)       (449)        (457)        (465)       (473)

PBIT                                                          2,293        2,395       2,501        2,611        2,726       2,846

Taxes Paid                                                     (937)        (978)     (1,022)      (1,067)      (1,114)     (1,162)

Tax Depreciation Schedule (15 yr. 150% DDB)                    6.2%         5.9%        5.9%         5.9%         5.9%       32.5%
Tax Depreciation Shield-Turbine                                 211          200         200          200          200       1,101
Tax Depreciation Shield-Envn & other                             15           13          12           12           12          84

Investment                                                        -            -           -            -            -           -
Avoided Costs

After Tax Free Cash Flow                                      1,583        1,630       1,692        1,757        1,825       2,869


NPV COMPONENTS

Revenue
O&M & other expenses
Taxes
Depreciation Shield
Avioded Cost

Investment

NET PRESENT VALUE
VALUE OF EQUIPMENT ($ 000)
VALUE OF EQUIPMENT ($ / KW)
RECOMMENDED PURCHASE PRICE ($ / KW)

                                  MANUFACTURER

                                                                    Attachment 4

                        Turbine Systems Engineering Inc.

---------------------------------------------------------------------------------------------------------------------
MANUFACTURER           MODEL           RPM             OUTPUT      HEAT RATE          $ IN MILLIONS         $/ KW
---------------------------------------------------------------------------------------------------------------------
ABB                    GT35               3600            16360         10600                       8       $ 489.00
---------------------------------------------------------------------------------------------------------------------
ABB                    GT10               7700            21800         10405                     9.5       $ 435.78
---------------------------------------------------------------------------------------------------------------------
ABB                    GT10               7700            24360          9965                    10.1       $ 410.07
---------------------------------------------------------------------------------------------------------------------
ABB                    GT8                6300            48500         10750                    15.6       $ 321.65
---------------------------------------------------------------------------------------------------------------------
ABB                    GT8C               6200            52600          9980                      16       $ 304.18
---------------------------------------------------------------------------------------------------------------------
ABB                    GT11N             33600            81600         10700                    20.5       $ 251.23
---------------------------------------------------------------------------------------------------------------------
ABB                    GT11N              3600            83880         10370                    20.5       $ 244.40
---------------------------------------------------------------------------------------------------------------------
ABB                    GT11N2             3600           109200         10030                    24.5       $ 224.36
---------------------------------------------------------------------------------------------------------------------
ABB                    GT13D2             3000           100500         10600                    22.5       $ 223.88
---------------------------------------------------------------------------------------------------------------------
ABB                    GT13E              3000           148000          9855                      31       $ 209.46
---------------------------------------------------------------------------------------------------------------------
ABB                    GT13E2             3000           164300          9560                      36       $ 219.11
---------------------------------------------------------------------------------------------------------------------
ALLISON                501KB5            14250             3725         12317                     1.8       $ 483.22
---------------------------------------------------------------------------------------------------------------------
ALLISON                501KH             14600             3740         12363                     2.1       $ 561.50
---------------------------------------------------------------------------------------------------------------------
ALLISON                570KA             11500             4610         12225                     2.6       $ 563.99
---------------------------------------------------------------------------------------------------------------------
ALLISON                571KA             11500             5590         10650                     2.8       $ 500.89
---------------------------------------------------------------------------------------------------------------------
DRESSER                DC990              9200             4200         11820                       2       $ 476.19
---------------------------------------------------------------------------------------------------------------------
GE                     5271RA             5100            20260         12800                     5.7       $ 281.34
---------------------------------------------------------------------------------------------------------------------
GE                     5371PA             5100            26785         11730                     7.5       $ 280.01
---------------------------------------------------------------------------------------------------------------------
GE                     M5382C             4670            28337         11667                     7.7       $ 271.73
---------------------------------------------------------------------------------------------------------------------
GE                     6541B              5100            39325         10560                    10.5       $ 267.01
---------------------------------------------------------------------------------------------------------------------
GE                     6101FA             5100            71750          9740                    18.5       $ 257.84
---------------------------------------------------------------------------------------------------------------------
GE                     7111EA             3600            84920         10212                    19.3       $ 227.27
---------------------------------------------------------------------------------------------------------------------
GE                     7171EF             3600           126200          9990                    28.8       $ 228.21
---------------------------------------------------------------------------------------------------------------------
GE                     7191F              3600           151300          9625                    30.4       $ 200.93
---------------------------------------------------------------------------------------------------------------------
GE                     7221FA             3600           161650          9243                      34       $ 210.33
---------------------------------------------------------------------------------------------------------------------
GE                     9161E              3000           119355         10105                    23.8       $ 199.41
---------------------------------------------------------------------------------------------------------------------
GE                     9171E              3000           125940          9890                    24.5       $ 194.54
---------------------------------------------------------------------------------------------------------------------
GE                     9231EC             3000           173680          9435                    32.2       $ 185.40
---------------------------------------------------------------------------------------------------------------------
GE                     9281F              3000           217870          9625                    39.9       $ 183.14
---------------------------------------------------------------------------------------------------------------------
GE                     9301F              3000           214000          9700                      42       $ 196.26
---------------------------------------------------------------------------------------------------------------------
GE                     9311FA             3000           228195          9360                      45       $ 197.20
---------------------------------------------------------------------------------------------------------------------
GE                     LM500              7000             3880         11430                     1.9       $ 489.69
---------------------------------------------------------------------------------------------------------------------
GE                     LM1600             7000            13430          9560                     6.9       $ 513.78
---------------------------------------------------------------------------------------------------------------------
GE                     LM2500             3600            22216          9404                     9.5       $ 427.62
---------------------------------------------------------------------------------------------------------------------
GE                     LM2500PH           3600            19700          9630                    10.3       $ 522.84
---------------------------------------------------------------------------------------------------------------------
GE                     LM5000PD           3600            33350          9390                    13.6       $ 407.80
---------------------------------------------------------------------------------------------------------------------
GE                     LM5-ST80           3600            46300          8170                    14.7       $ 317.49
---------------------------------------------------------------------------------------------------------------------
GE                     LM5-ST120          3600            51500          7885                    15.3       $ 297.09
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
GE                     LM5000PC           3600            33700          3950                    13.8       $ 409.50
---------------------------------------------------------------------------------------------------------------------
GE                     LM6000PA           3600            41020          9720                    12.1       $ 294.98
---------------------------------------------------------------------------------------------------------------------
GE                     LM6 50HZ           3600            40410          8850                    12.6       $ 311.80
---------------------------------------------------------------------------------------------------------------------
KWU                    V64.3              5400            60650          9705                    18.5       $ 305.03
---------------------------------------------------------------------------------------------------------------------
KWU                    V84.2              3600           103200         10220                    23.5       $ 227.71
---------------------------------------------------------------------------------------------------------------------
KWU                    V84.2              3600           106200         10124                    23.3       $ 219.40
---------------------------------------------------------------------------------------------------------------------
KWU                    V84.3              3600           139000          9560                      33       $ 237.41
---------------------------------------------------------------------------------------------------------------------
KWU                    V84.3              3600           152700          9450                    34.5       $ 225.93
---------------------------------------------------------------------------------------------------------------------
KWU                    V94.2              3000           148800         10210                    30.2       $ 202.96
---------------------------------------------------------------------------------------------------------------------
KWU                    V94.2              3000           154000         10065                    30.2       $ 196.10
---------------------------------------------------------------------------------------------------------------------
KWU                    V94.3              3000           200360          9550                      41       $ 204.63
---------------------------------------------------------------------------------------------------------------------
KWU                    V94.3              3000           219000          9450                      45       $ 205.48
---------------------------------------------------------------------------------------------------------------------
MITSUBISHI             MF111A             9660            12835         11175                     5.8       $ 451.89
---------------------------------------------------------------------------------------------------------------------
MITSUBISHI             MF111B             9660            14845         10895                     6.2       $ 417.65
---------------------------------------------------------------------------------------------------------------------
MITSUI                 SB60               5680            12650         11460                     5.9       $ 466.40
---------------------------------------------------------------------------------------------------------------------
NUOVO PIGNONE          PGT10              7900             9980         10500                     5.2       $ 521.04
---------------------------------------------------------------------------------------------------------------------
RR                     SPEY SK15          5220            11630         10510                     5.7       $ 490.11
---------------------------------------------------------------------------------------------------------------------
RR                     AVON               5500            14610         11885                     4.8       $ 328.54
---------------------------------------------------------------------------------------------------------------------
RR                     RB211              4800            25250          9550                    11.1       $ 439.60
---------------------------------------------------------------------------------------------------------------------
RR                     RB211              4800            27240          9575                    11.5       $ 422.17
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RUSTON                 TB5000             7950             3830         13450                     1.7       $ 446.86
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RUSTON                 TORNADO           11085             6215         11340                     2.9       $ 466.61
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RUSTON                 TYPHOON           16570             3945         11360                       2       $ 506.97
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RUSTON                 TYPHOON           17380             4550         11350                     2.1       $ 461.54
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RUSTON                 HURRICANE         27245             1575         13820                     1.1       $ 698.41
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SOLAR                  SATURN            22120             1080         14685                     0.8       $ 740.74
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SOLAR                  CENTAUR           14950             3880         12250                     1.7       $ 438.14
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SOLAR                  TAURUS            14950             4370         12250                     1.9       $ 434.78
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SOLAR                  MARS               8568             8840         10975                     4.3       $ 486.43
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SOLAR                  MARS               9000            10000         10550                     4.6       $ 460.00
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TURBOMECA              M                 22000             1086         13125                     0.9       $ 828.73
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TP&M                   FT4C-3F            3600            29810         10875                     5.7       $ 191.21
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TP&M                   FT8                3600            25600          8875                      11       $ 429.69
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WESTINGHOUSE           251 B10A           5420            42300         10600                      11       $ 260.05
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WESTINGHOUSE           251 B12            5400            47660         10420                      13       $ 272.77
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WESTINGHOUSE           251 B12A           5400            49200         10440                      14       $ 284.55
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WESTINGHOUSE           501 D5             3600           106800         10100                    22.1       $ 206.93
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WESTINGHOUSE           501 D5             3600           109350         10010                      23       $ 210.33
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WESTINGHOUSE           501 D5             3600           121300          9890                      25       $ 206.10
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WESTINGHOUSE           501F               3600           163530          9470                    34.5       $ 210.97
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WESTINGHOUSE           701D5              3000           133750          9960                    26.5       $ 198.13
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WESTINGHOUSE           701DA              3000           138520         10040                    27.5       $ 198.53
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WESTINGHOUSE           701F               3000           235720          9280                      47       $ 199.39
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